Exhibit 10.13

*** CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS IN BRACKETS) HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Amendment No. 2

TO AMENDED AND RESTATED LICENSE AGREEMENT

BETWEEN ONCTERNAL THERAPEUTICS, INC.

AND THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR UC CASE NOS. SD2005-212, SD2010-306, SD2011-178,

SD2012-143, SD2012-403, SD2015-027 AND SD2015-200

This Amendment No. 2 (“Amendment No.2”) is made by and between Oncternal Therapeutics, Inc. having an address at 3525 Del Mar Heights Road, #821, San Diego, California 92130 ("LICENSEE") and The Regents of the University of California, a California public corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California 94607-5200 (“UNIVERSITY”), represented by its San Diego campus having an address at University of California San Diego, Office of Innovation and Commercialization (“OIC”), Mail Code 0910, 9500 Gilman Drive, La Jolla, California 92093-0910 (“UC San Diego”). Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Agreement.

WHEREAS, LICENSEE and UNIVERSITY entered into an Amended and Restated License agreement (“Agreement”), UC Control Number 2019-03-0137, effective August 31, 2018, which was amended by Amendment No. 1 (“Amendment No. 1”), UC Control Number 2019-03-0137(R501) effective March 25, 2019.

WHEREAS, LICENSEE and UNIVERSITY wish to further amend the Agreement to make certain additions;

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the parties amend the Agreement and otherwise agree as follows:

With respect to Recitals:

The Recitals shall be deleted entirely and replaced with the following:

WHEREAS, the inventions disclosed in UCSD Disclosure Docket No. SD SD2005-212, SD2010-306, SD2011-178, SD2012-143, SD2012-403, SD2015-027, SD2015-200 and SD2018-253 and SD2019-278 and titled, respectively, “Method for determining leukemic cells apart from normal cells,” “Receptor tyrosine kinase-like orphan receptor (ROR1) single chain Fv antibody fragment conjugates and methods of use thereof,” “Antitumor properties of particular monoclonal antibodies specific for ROR1,” “Antihuman ROR1-specific monoclonal antibodies,” “RORl peptide-based vaccine for RORl+ cancers,” “Cancer treatment using a new combination of antitumor compound and antitumor antibody,” “UC-961 blocks Wnt5a-induced non-canonical Wnt-signaling,” “Cirmtuzumab targeted ROR1+ breast cancer stem cells that are selectively resistant to cancer chemotherapy,” and “Chimeric antigen receptor modified T cells (CAR-T) for the treatment of hematological malignancies and solid tumor cancers” (collectively, “Inventions”), were made in the course of research at UC San Diego by Dr.  Thomas Kipps and his associates (hereinafter and collectively, the “Inventors”) and are covered by Patent Rights as defined below;

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WHEREAS, the research was sponsored in part by the Government of the United States of America and as a consequence this license is subject to overriding obligations to the Federal Government under 35 U.S.C.  §§ 200-212 and applicable regulations;

WHEREAS, the development of the Inventions was sponsored in part by The California Institute for Regenerative Medicine (“CIRM”), CLL Global Research Foundation, Blood Cancer Research Fund, Breast Cancer Research Program and Leukemia and Lymphoma Society(“Sponsors”) and as a consequence this license is subject to overriding obligations to the same under the sponsorship agreements;

WHEREAS, LICENSEE obligations to CIRM under Title 17, California Code of Regulations are appended in Exhibit A;

WHEREAS, the Inventors are employees of UC San Diego, and they are obligated to assign all of their right, title and interest in the Inventions to UNIVERSITY;

WHEREAS, LICENSEE, through Hale BioPharma Ventures LLC, entered into a secrecy agreement (UC Control No.  2015-20-0548) with UNIVERSITY, effective May 18, 2015, for the purpose of evaluating the Inventions;

WHEREAS, LICENSEE entered into secrecy agreements UC Control Number 2019-20-0370 effective February 17, 2019, and UC Control Number 2019-20-0370, effective February 17, 2019 with UNIVERSITY, for the purpose of evaluating the Inventions;

WHEREAS, LICENSEE entered into a Letter of Intent (UC Control No.  2016-30-0316) with UNIVERSITY, effective December 21, 2015, for the purpose of negotiating this Agreement;

WHEREAS, LICENSEE entered into a License Agreement (UC Control No. 2016-03-0432) with UNIVERSITY, effective March 31, 2016 (the “Original Agreement”); Amendment No. 1 (UC Control No. 2016-03-0432 R(501) effective May 10, 2017; Amended and Restated License Agreement (UC Control Number 2019-03-0137) effective August 31, 2018 (“Agreement”), Amendment No. 1 to the Agreement (UC Control Number  2019-03-0137 R(R501) effective March 25, 2019.

WHEREAS, UNIVERSITY is desirous that the Inventions be developed and utilized to the fullest possible extent so that its benefits can be enjoyed by the general public;

WHEREAS, LICENSEE is desirous of obtaining certain rights from UNIVERSITY for commercial development, use, and sale of the Inventions, and the UNIVERSITY is willing to grant such rights;

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WHEREAS, LICENSEE understands that UNIVERSITY may publish or otherwise disseminate information concerning the Inventions at any time and that LICENSEE is paying consideration thereunder for its early access to the Inventions, not continued secrecy therein;

NOW, THEREFORE, the parties agree:

With respect to Article 1, Definitions:

Article 1.18 shall be deleted in its entirety and replaced with:

1.18 “Technology” means all relevant written technical information relating to the Inventions, which the Inventors may provide to LICENSEE prior to the Amendment No. 2 Effective Date (as defined below), and (b) all technical information and regulatory filings related to the Inventions developed prior to the Amendment No. 2 Effective Date, including, but not limited to, methodologies for (i) T-cell culture and isolation, (ii) activation, transduction and expansion, and (iii) cryopreservation and storage.

With respect to Article 3.4, Research Support:

Article 3.4 shall be deleted in its entirety and replaced with the following:

3.4Research Support.

(a) UNIVERSITY and LICENSEE shall enter into a sponsored research agreement, the terms of which will be negotiated between LICENSEE and the UCSD Office of Contract and Grant Administration, and which will include funding and research collaboration related to (i) the collaborative preparation and submission of a CLIN 1 grant request to CIRM for the development of ROR1 targeting chimeric antigen receptor modified T-cells (ROR1 CAR-T), (ii) GMP process development and production of the ROR1 CAR-T viral vector, (iii) process development and GMP processing including but not limited to separation, activation, transduction, expansion and cryopreservation of patient lymphocytes, (iv) completion of pre-clinical studies necessary for the filing of an Investigational New Drug Application (“IND”) with the U.S. Food and Drug Administration, (v) preparation and submission of the IND application, and (vi) collaborative conduct of a Phase 1 clinical trial of the ROR1 CAR-T. Subject to the terms and conditions of the additional collaborative sponsored research agreement to be negotiated between LICENSEE and the UCSD Office of Contract and Grant Administration, LICENSEE agrees to provide up to $100,000 to support UNIVERSITY’s contribution to the CIRM grant application preparation and the IND application preparation, and to commit in the CIRM application to provide up to forty percent (40%) of the grant’s total award not to exceed three million dollars (US$3,000,000).   All amounts paid by LICENSEE to UNIVERSITY under such additional research agreement shall cumulatively count towards LICENSEE’s annual spend obligation under Article 3.3(a)(ii).Both parties acknowledge that the successful attainment of a CIRM CLIN-1 grant for a ROR1 CAR-T product is not assured.  In the event that a CIRM CLIN-1 grant is not awarded, LICENSEE will continue to develop ROR1 CAR-T in accordance with Article 3.3(a)(B).

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With respect to Exhibit C:

Exhibit C shall be deleted in its entirety and replaced with the Exhibit C as shown in the pages following the signatures executing this Amendment No. 2.

In consideration of the addition of two Inventions to the Agreement, LICENSEE shall pay an additional license fee of one hundred thousand dollars ($100,000). Payment shall be made within thirty days after the Amendment No. 2 Effective Date.

In consideration for this Amendment No. 2, LICENSEE shall pay an amendment fee in the amount of twenty-five thousand dollars (US$25,000). Payment shall be made within thirty days after the Amendment No. 2 Effective Date.

All other terms and conditions of Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the State of California, which govern the Agreement. This Amendment No. 2 is effective as of the date of the last signature below (the “Amendment No. 2 Effective Date”).

Signatures on page following

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UNIVERSITY and LICENSEE agree that this Amendment No. 2 may be executed by facsimile and in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, UNIVERSITY and LICENSEE have executed this Amendment No. 2, in duplicate originals, by their respective and duly authorized officers on the day and year written.

ONCTERNAL THERAPEUTICS, INC.:		THE REGENTS OF THE
UNIVERSITY OF CALIFORNIA:

By:	/s/ James B. Breitmeyer	By:	/s/ David Gibbons
	(Signature)		(Signature)

Name:	James Breitmeyer, M.D., Ph.D.		David Gibbons
Title:	President & CEO		Assistant Director

Date:	15 May 2019	Date:	15 May 2019

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EXHIBIT C

PATENT RIGHTS

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